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                                                                   EXHIBIT 10.40

                         KINETIX PHARMACEUTICALS, INC.

                AMENDED AND RESTATED 1997 EQUITY INCENTIVE PLAN

1.  Purpose

     The purpose of the Kinetix Pharmaceuticals, Inc. Amended and Restated 1997 Equity Incentive Plan (the "Plan") is to attract and retain key employees and
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consultants of the Company and its Affiliates, to provide an incentive for them to achieve long-range performance goals, and to enable them to participate in the long-term growth of the Company by granting Awards with respect to the Company's Common Stock. The Plan is being amended and restated as provided herein, effective as of immediately prior to the Closing (as defined in the Merger Agreement) of the Merger, pursuant to the Agreement and Plan of Merger by and among the Company, Amgen Inc. ("Amgen") and Amgen Acquisition Corp. II, a wholly owned subsidiary of Amgen ("Merger Sub"), dated October 16, 2000 (the "Merger Agreement"), which provides for the merger of Merger Sub with and into the Company (the "Merger") on or prior to January 31, 2001. The acceleration of the vesting of any unvested portions of Awards held by Dr. Nicholas Lydon, Dr. David Armistead, Nancy Stuart, Dr. Jeffrey Hsi, Dr. David Stover, and any other "disqualified individual" as provided under Section 280G of the Code, pursuant to Section 7(e) hereof, as amended, is subject to the approval of holders of capital stock of the Company owning more than 75% of the voting power of all the outstanding capital stock of the Company immediately before the Merger in accordance with Section 280G(b)(5)(b) of the Code.

2.  Administration

     The Plan shall be administered by the Committee. The Committee shall select the Participants to receive Awards and shall determine the terms and conditions of the Awards. The Committee shall have authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall from time to time consider advisable, and to interpret the provisions of the Plan. The Committee's decisions shall be final and binding. To the extent permitted by applicable law, the Committee may delegate to one or more executive officers of the Company the power to make Awards to Participants and all determinations under the Plan with respect thereto, provided that the Committee shall fix the maximum amount of such Awards for all such Participants and a maximum for any one Participant.

3.  Eligibility

     All employees and consultants of the Company or any Affiliate capable of contributing significantly to the successful performance of the Company, other than a person who has irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be granted only to persons eligible to receive such Options under the Code.

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4.  Stock Available for Awards

     (a) Amount. Subject to adjustment under subsection (b), Awards may be made under the Plan for up to 10,144,483 shares of Common Stock. If any Award expires or is terminated unexercised or is forfeited or settled in a manner that results in fewer shares outstanding than were awarded, the shares subject to such Award, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan. Common Stock issued through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) Adjustments Upon Certain Transactions. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the asserts of the Company, or exchange of Common Stock or other securities of the Company (other than pursuant to the conversion of convertible securities), issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to Awards, then the Committee shall (subject in the case of Incentive Stock Options to any limitation required under the Code), in such manner as it may deem equitable, may make the following adjustments to the Plan and with respect to any or all of the outstanding Awards:


               (1) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in paragraph 4(a) on the maximum number),

               (2) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, including by providing, either by the terms of such Awards or by action taken prior to the occurrence of such transaction or event, that upon such event, such Award shall be assumed by a successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Awards covering the stock of a successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, and

               (3)  the grant or exercise price with respect to any Award.

     (c) Effect of Adjustments. Any adjustments made by the Committee under paragraphs 4(b)(1) and 4(b)(2) shall be final, binding and conclusive on all persons.

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5.  Stock Options

     (a) Grant of Options. Subject to the provisions of the Plan, the Committee may grant options ("Options") to purchase shares of Common Stock complying with
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the requirements of Section 422 of the Code or any successor provision and any regulations thereunder ("Incentive Stock Options") and (ii) not intended to
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comply with such requirements ("Nonstatutory Stock Options").  The Committee
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shall determine the number of shares subject to each Option and the exercise price therefor, which in the case of Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. No Incentive Stock Option may be granted hereunder more than ten years after the effective date of the Plan.

     (b) Terms and Conditions. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable grant or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

     (c) Payment.   Payment for shares to be delivered pursuant to any exercise of an Option may be made in whole or in part in cash or, to the extent permitted by the Committee at or after the grant of the Option, by delivery of a note or other commitment satisfactory to the Committee or shares of Common Stock owned by the optionee, including Restricted Stock, or by retaining shares otherwise issuable pursuant to the Option, in each case valued at their Fair Market Value on the date of delivery or retention, or such other lawful consideration as the Committee may determine.

6.  Restricted Stock

     (a) Grant of Restricted Stock. Subject to the provisions of the Plan, the Committee may grant shares of Common Stock subject to forfeiture ("Restricted
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Stock") and determine the duration of the period (the "Restricted Period")
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during which, and the conditions under which, the shares may be forfeited to the
Company and the other terms and conditions of such Awards. Shares of Restricted Stock may be issued for no cash consideration, such minimum consideration as may be required by applicable law or such other consideration as the Committee may determine.

     (b) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

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7.  General Provisions Applicable to Awards

     (a) Documentation. Each Award under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable tax and regulatory laws and accounting principles.

     (b) Committee Discretion. Each type of Award may be made alone, in addition to or in relation to any other Award. The terms of each type of Award need not be identical, and the Committee need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Committee at the time of grant or at any time thereafter.

     (c) Dividends and Cash Awards. In the discretion of the Committee, any Award under the Plan may provide the Participant with (i) dividends or dividend equivalents payable currently or deferred with or without interest and (ii) cash payments in lieu of or in addition to an Award.

     (d) Termination of Employment. The Committee shall determine the effect on an Award of the disability, death, retirement or other termination of employment of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may receive payment of an Award or exercise rights thereunder.

     (e) Change in Control.

         (1) Notwithstanding anything to the contrary in this Plan, in the event of a Change in Control (as hereinafter defined), then, to the extent permitted by applicable law: (i) the time during which Awards become vested shall automatically be accelerated so that the unvested portions of all Awards shall be vested prior to the Change in Control and (ii) the time during which the Options may be exercised shall automatically be accelerated to immediately prior to the Change in Control. Upon and following the acceleration of the vesting and exercise periods, the Award may be: (x) exercised (with respect to Options) or, if the surviving or acquiring corporation agrees to assume the Awards or substitute similar stock awards, (y) assumed; or (z) replaced with substitute stock awards. Options not exercised, substituted or assumed prior to or upon the Change in Control shall be terminated.

         (2) For purposes of the Plan, subject to Section 7(e)(3) below, a "Change of Control" shall be deemed to have occurred at any of the following times:

         (i) upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its Affiliates, or any employee benefit plan of the Company or its Affiliates which acquires beneficial ownership of voting securities of the Company), of

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beneficial ownership (within the meaning of Rule 13d-3 promulgated under the
Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

          (ii) at the time individuals who, as of the Effective Time, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Effective Time, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

          (iii) immediately prior to the consummation by the Company of a reorganization, merger, consolidation, (in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities) or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or

         (iv) the occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes Change of Control.

          (3) For purposes of any Award granted pursuant to (S)6(e) of the Merger Agreement, a "Change of Control" shall not be deemed to have occurred upon the Closing of the Merger or the Upstream Merger (as defined in the Merger Agreement) or as a result of any transaction or event contemplated in the Merger Agreement.

     (f) Loans. The Committee may authorize the making of loans or cash payments to Participants in connection with the grant or exercise of any Award under the Plan, which loans may be secured by any security, including Common Stock, underlying or related to such Award (provided that the loan shall not exceed the Fair Market Value of the security subject to such Award), and which may be forgiven upon such terms and conditions as the Committee may establish at the time of such loan or at any time thereafter.

     (g) Withholding Taxes. The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at

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their Fair Market Value on the date of delivery, but in no event greater than the amount of the Company's minimum statutory withholding rates for federal, state, local and foreign tax purposes and for payroll taxes that are applicable to supplemental taxable income. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (h) Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

     (i) Amendment of Award. The Committee may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required if the action, taking into account any related action, would adversely affect the Participant.

     (j) Qualified Domestic Relations Orders.

         (1) Anything in the Plan to the contrary notwithstanding, rights under Awards may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms "Alternate Payee" and "QDRO" are defined in paragraph 12(c) below.) The assignment of an Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. If an Award is assigned to an Alternate payee, the Alternate Payee generally has the same rights as the grantee under the terms of the Plan; provided however, that (i) the Award shall be subject to the same vesting terms and exercise period as if the Award were still held by the grantee, and (ii) an Alternate Payee may not transfer an Award.

         (2) In the event of the Plan administrator's receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of a grantee of an Award, transfer of the proceeds of the exercise of such Award, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the grantee and Alternate Payee. A grantee's ability to exercise an Award may be barred if the Plan administrator received a court order directing the Plan administrator not to permit exercise.

         (3) The word "QDRO" as used in the Plan shall mean a court order (i) that creates or recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted an Award to an interest in such Award relating to marital property rights or support obligations and (ii) that the administrator of the Plan determines would be a "qualified domestic relations order," as that term is defined in section 414(p) of the Code and section 206(d) of the Employee Retirement Income Security Act ("ERISA"), but for the fact that the Plan is not a plan described in section 3(3) of ERISA.

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8.  Certain Definitions

     "Affiliate" means any business entity in which the Company owns directly or
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indirectly 50% or more of the total voting power or has a significant financial interest as determined by the Committee.

     "Award" means any Option or Restricted Stock granted under the Plan.
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     "Board" means the Board of Directors of the Company.
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     "Code" means the Internal Revenue Code of 1986, as amended from time to
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time, or any successor law.

     "Committee" means one or more committees each comprised of not less than
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two members of the Board appointed by the Board to administer the Plan or a specified portion thereof. In the event no such Committee is appointed, then "Committee" means the Board.

     "Common Stock" or "Stock" means the Common Stock, $0.001 par value, of the
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Company.

     "Company" means Kinetix Pharmaceuticals, Inc., a Delaware corporation.
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     "Designated Beneficiary" means the beneficiary designated by a Participant,
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in a manner determined by the Committee, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, "Designated Beneficiary"
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means the Participant's estate.

     "Fair Market Value" means, with respect to Common Stock or any other
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property, the fair market value of such property as determined by the Committee in good faith or in the manner established by the Committee from time to time.

     "Participant" means a person selected by the Committee to receive an Award
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under the Plan.

9.  Miscellaneous

     (a) No Right To Employment. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any eligible employee, consultant, optionee or holder of Awards under the Plan any right to continue in the employ of the Company or any Affiliate or to continue acting as a consultant or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship of any eligible employee, consultant, optionee or holder of Awards under the Plan with or without cause, at any time and with or without notice. In the event that a holder of Awards under the Plan is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment or relationship as consultant for purposes hereof, and (ii) suspend or otherwise delay the time or

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times at which exercisability or vesting would otherwise occur with respect to any outstanding Awards under the Plan.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the holder thereof. A Participant to whom Common Stock is awarded shall be considered the holder of the Stock at the time of the Award except as otherwise provided in the applicable Award.

     (c) Effective Date. The original Plan was approved by the stockholders of the Company and was effective as of February 7, 1997. The Amended and Restated Plan shall be effective immediately prior to the Closing of the Merger.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, subject to such stockholder approval as the Board determines to be necessary or advisable to comply with any tax or regulatory requirement.

     (e) Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of Delaware.

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